LOANS (Detail Textuals) (Loans Receivable, USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Loans Receivable
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loan to value ratio occasionally exceeded for loans secured by single-family dwellings (as a percent)	90.00%
Loans secured by single-family dwellings with loan to value ratios exceeding 90% expressed as a percentage of combined one-to-four family and home equity portfolios	2.17%	1.07%
Amount of allocations of specific reserves	$ 328,442	$ 354,822
Amount of loans to customers whose loan terms have been modified	5,661,342	6,215,918
Net increase in the allowance for loan losses	46,420	134,729
Charge-offs		54,052
Net increase in subsequently defaulted allowance for loan losses		$ 2,440
Number of days past due to indicate payment default on troubled debt restructurings	60 days
Beneficial ownership percentage qualifying as related party	10.00%